UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05021

BNY Mellon Short Term Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	03/31
Date of reporting period:	03/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Short Term Municipal Bond Fund

ANNUAL REPORT March 31, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from April 1, 2022, through March 31, 2023, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers of Insight North America LLC, sub-adviser

Market and Fund Performance Overview

For the 12-month period ended March 31, 2023, BNY Mellon Short Term Municipal Bond Fund (the “fund”) produced a total return of .62% for Class A shares, .77% for Class D shares, ..79% for Class I shares and .76% for Class Y shares.1 In comparison, the fund’s benchmark, the Bloomberg Municipal Bond 1 to 3 Year Blend Index (the “Index”), which is not subject to fees and expenses like a mutual fund, produced a total return of 1.51% for the same period.2

Municipal bonds generally gained ground during the reporting period, rebounding as inflation eased, and investors began to anticipate the end of the Federal Reserve’s (the “Fed”) tightening policy. The fund lagged the Index, in part due to its long duration positioning.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all (at least 80%) of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal personal income tax. Municipal bonds are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities.

The fund invests at least 80% of its net assets in municipal bonds rated investment grade (Baa/BBB or higher) at the time of purchase or the unrated equivalent as determined by the fund’s sub-adviser. For additional yield, the fund may invest up to 20% of its net assets in municipal bonds rated, at the time of purchase, below investment grade (“high yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent as determined by the fund’s sub-adviser. The fund invests principally in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of one to three years.

The fund’s portfolio managers focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, the portfolio managers use fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and actively trade among various sectors and securities based on their apparent relative values. The fund seeks to invest in several different sectors, but may overweight particular sectors depending on each sector’s relative value at a given time. A rigorous sell discipline is employed to continuously evaluate all fund holdings. Current holdings may become sell candidates if creditworthiness is deteriorating, if bonds with better risk and return characteristics become available, or if the holding no longer meets the portfolio managers’ strategic or structural objectives.

Market Volatility and Market Rebound

During the reporting period, the municipal bond market experienced volatility driven by economic uncertainty, rising inflation and geopolitical risk. While employment remained strong, the outcome of the Fed’s tightening policy was uncertain, with investors fearing that an economic slowdown is likely.

Inflation measures stayed near multidecade highs during the reporting period. The Fed initiated increases in the federal funds rate, raising it by 25 basis points (bps) in March 2022 and 50 bps in May 2022. In June, July, September and November rates were again raised by 75 bps each time. This was followed by increases of 50 bps in December 2022 and 25 bps in February and March 2023, bringing the federal funds target rate to between 4.75% and 5.00%.

Fears that the economy could slow were realized when the first-quarter GDP figures were released in April 2022 showing the economy declined somewhat. A still-strong labor market, however, suggested that the economy could rebound. Second-quarter data, however, showed that the economy shrank again, making for two-consecutive quarters of decline, a rough indicator of recession. The economy rebounded in the third and fourth quarter, however, posting gains of 3.2% and 2.7%, respectively.

For much of the period, the persistence of higher-than-expected inflation, combined with measures from the Fed to combat it, led to significant outflows from municipal bond mutual funds. The need for fund managers to meet redemptions only added to the downward momentum.

While headwinds prevailed over most of the period, credit fundamentals in the municipal market remained strong. In addition, turmoil resulted in more attractive valuations in many segments of the market, creating the potential for outperformance in the future.

In fact, late in the reporting period, municipal bonds rebounded somewhat. In addition to attractive values, the market benefited from easing inflation. The Fed’s tightening policy continued to have an effect, while favorable comparisons with year-earlier inflation rates also helped. Recovering supply chains contributed to an easing of inflation as well, as did a perception that the stress on regional banks resulting from the banking crisis would help slow the economy. In addition, the normal seasonal decline in supply, combined with the seasonal reinvestment of maturing bonds, provided some support.

Long Duration Hindered Returns

The fund’s performance versus the Index was hindered primarily by its curve positioning versus the Index. Performance also suffered as a result of a change in the benchmark that necessitated a shift in the fund that resulted in transaction costs. Other factors detracting from performance included the fund’s overweight to revenue bonds and its bias toward lower-quality bonds.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

On a more positive note, the fund’s relatively higher yield contributed positively to performance versus the Index. A portion of this return came from the fund’s holdings of variable-rate demand notes, which carry a higher yield. An overweight position in essential services bonds, including water and power, also added to relative returns. The fund did not make use of derivatives during the reporting period.

Strong Fundamentals and Attractive Values Mean a Sanguine Outlook

Last year’s volatility resulted in attractively priced bonds across the municipal market, and with credit fundamentals remaining strong, our outlook for the market is optimistic. Employment remains healthy, allowing the Fed to continue to tighten policy to combat inflation. Furthermore, if retail investors return to the market, this would produce strong fund inflows, which should benefit market performance. If the economy experiences a downturn, this return may be more likely as investors may find the municipal market a relatively safe haven.

April 17, 2023

1  Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares. Class D, Class I and Class Y shares are not subject to any initial or deferred sales charge. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect until August 1, 2023, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2  Source: FactSet — The Bloomberg Municipal Bond 1 to 3 Year Blend Index is an unmanaged total return performance benchmark for the investment grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 1-3 years.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and affected certain companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class D shares and Class I shares of BNY Mellon Short Term Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Municipal Bond 1 to 3 Year Blend Index (the “Index”).

†  Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class D shares and Class I shares of BNY Mellon Short Term Municipal Bond Fund on 3/31/13 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index is an unmanaged total return performance benchmark for the investment grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Short Term Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Municipal Bond 1 to 3 Year Blend Index (the “Index”).

†  Source: FactSet

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Short Term Municipal Bond Fund on 3/31/13 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is an unmanaged total return performance benchmark for the investment grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 1-3 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/2023
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (2.50%)	8/3/09	-1.89%	.06%	.24%
without sales charge	8/3/09	.62%	.57%	.50%
Class D shares	4/30/87	.77%	.73%	.65%
Class I shares	12/15/08	.79%	.82%	.74%
Class Y shares	7/1/13	.76%	.76%	.72%†
Bloomberg Municipal Bond 1 to 3 Year Blend Index		1.51%	1.24%	1.05%

†  The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Short Term Municipal Bond Fund from October 1, 2022 to March 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended March 31, 2023

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.23	$2.48	$1.97	$1.97
Ending value (after expenses)	$1,026.30	$1,027.10	$1,027.60	$1,026.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended March 31, 2023

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.23	$2.47	$1.97	$1.97
Ending value (after expenses)	$1,021.74	$1,022.49	$1,022.99	$1,022.99
†

Expenses are equal to the fund’s annualized expense ratio of .64% for Class A, .49% for Class D, .39% for Class I and .39% for Class Y, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

March 31, 2023

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.5%
Alabama - .7%
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	1,250,000	[a]	1,243,411
Arizona - 1.3%
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	4.00	11/1/2025	600,000		610,233
Arizona Industrial Development Authority, Revenue Bonds (Equitable School Revolving Fund LLC Obligated Group) Ser. A	4.00	11/1/2024	600,000		606,755
The University of Arizona, Revenue Bonds (Green Bond)	5.00	6/1/2025	1,140,000		1,198,010
				2,414,998
California - 3.8%
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2025	500,000		515,543
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	400,000		407,008
California Municipal Finance Authority, Revenue Bonds (Green Bond) (Insured; Build America Mutual)	5.00	5/15/2025	350,000		363,881
California Pollution Control Financing Authority, Revenue Bonds (Waste Management Project) Ser. A	2.50	5/1/2024	2,625,000	[a]	2,597,777
California University, Revenue Bonds, Refunding, Ser. B2	0.55	11/1/2026	2,000,000	[a]	1,792,724
Los Angeles Department of Airports, Revenue Bonds	5.00	5/15/2024	1,400,000		1,429,528
				7,106,461
Colorado - 1.3%
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. D	5.00	11/15/2024	1,040,000		1,073,240
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	3.00	1/15/2026	600,000		592,576

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.5% (continued)
Colorado - 1.3% (continued)
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners LLC) Ser. A	5.00	1/15/2025	650,000	665,655
Vauxmont Metropolitan District, GO, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/2024	130,000	134,665
				2,466,136
Connecticut - 5.8%
Connecticut, GO, Ser. E	5.00	11/15/2027	3,250,000	3,628,933
Connecticut, Revenue Bonds, Ser. D	5.00	11/1/2025	3,800,000	4,047,881
Connecticut, Special Tax Bonds, Ser. A	5.00	5/1/2025	850,000	893,516
Connecticut Housing Finance Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2025	1,000,000	1,048,190
New Haven, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2024	1,140,000	1,171,827
				10,790,347
District of Columbia - 1.7%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2027	3,000,000	3,060,359
Florida - 2.3%
Florida Department of Management Services, COP, Ser. A	5.00	11/1/2024	2,000,000	2,076,409
Miami-Dade County Seaport Department, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2026	2,100,000	2,235,128
				4,311,537
Georgia - 1.1%
Main Street Natural Gas Inc., Revenue Bonds, Ser. A	5.00	6/1/2026	1,100,000	1,133,314
Savannah Economic Development Authority, Revenue Bonds, Refunding (International Paper Co.)	1.90	8/1/2024	1,000,000	963,727
				2,097,041
Illinois - 6.8%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2023	1,000,000	1,012,771
Chicago Metropolitan Water Reclamation District, GO, Refunding, Ser. C	5.00	12/1/2025	3,680,000	3,930,817

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.5% (continued)
Illinois - 6.8% (continued)
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	1,000,000		1,031,195
Chicago Park District, GO, Refunding, Ser. B	5.00	1/1/2025	1,000,000		1,015,014
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2026	1,000,000		1,078,380
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. B1	5.00	11/15/2024	2,000,000	[a]	2,035,789
Illinois Toll Highway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	1,500,000		1,562,355
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,000,000		1,038,443
				12,704,764
Indiana - 5.1%
Indiana Finance Authority, Revenue Bonds, Refunding (CWA Authority Project)	5.00	10/1/2025	3,240,000		3,439,632
Indiana Finance Authority, Revenue Bonds, Refunding (Indianapolis Power & Light Co.) Ser. A	3.13	12/1/2024	3,000,000		3,002,014
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	11/1/2024	800,000		815,427
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	11/1/2025	1,295,000		1,342,384
Indiana Health Facility Financing Authority, Revenue Bonds (Ascension Health Credit Group) Ser. A	4.00	10/1/2024	865,000		880,719
				9,480,176
Louisiana - 2.4%
East Baton Rouge Sewerage Commission, Revenue Bonds, Refunding, Ser. B	5.00	2/1/2025	1,000,000		1,044,221
Louisiana Offshore Terminal Authority, Revenue Bonds, Refunding (Loop Project)	1.65	12/1/2023	2,500,000	[a]	2,475,080
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.10	7/1/2024	1,000,000	[a]	976,472
				4,495,773

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.5% (continued)
Maine - .6%
Maine Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A1	5.00	12/1/2024	1,000,000		1,026,340
Maryland - 3.8%
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds, Refunding (University of Maryland Medical System Obligated Group) Ser. B1	5.00	7/1/2025	4,000,000	[a]	4,135,104
Maryland Transportation Authority, Revenue Bonds	5.00	6/1/2023	2,990,000		2,998,126
				7,133,230
Massachusetts - 2.7%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Northeastern University) Ser. A	5.00	10/1/2024	1,580,000		1,635,877
Massachusetts Educational Financing Authority, Revenue Bonds	5.00	7/1/2025	750,000		777,682
Massachusetts Port Authority, Revenue Bonds (Green Bond) Ser. A	5.00	7/1/2028	500,000		546,846
Massachusetts Transportation Trust Fund Metropolitan Highway System, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,950,000		2,032,759
				4,993,164
Michigan - 4.0%
Lansing Board of Water & Light, Revenue Bonds, Ser. B	2.00	7/1/2026	2,000,000	[a]	1,906,762
Michigan Finance Authority, Revenue Bonds, Refunding (Beaumont Health Credit Group)	5.00	8/1/2024	2,115,000	[b]	2,180,191
Michigan Strategic Fund, Revenue Bonds (I-75 Improvement Project)	5.00	6/30/2024	2,000,000		2,026,875
Saginaw Hospital Finance Authority, Revenue Bonds, Refunding (Covenant Medical Center)	5.00	7/1/2025	625,000		648,480
Saginaw Hospital Finance Authority, Revenue Bonds, Refunding (Covenant Medical Center)	5.00	7/1/2024	715,000		732,325
				7,494,633

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.5% (continued)
Minnesota - .7%
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	150,000	156,235
Minneapolis-St. Paul Metropolitan Airports Commission, Revenue Bonds, Refunding, Ser. C	5.00	1/1/2025	1,000,000	1,040,700
				1,196,935
Missouri - .6%
Missouri Joint Municipal Electric Utility Commission, Revenue Bonds, Refunding (Iatan 2 Project) Ser. A	5.00	1/1/2026	1,000,000	1,013,848
Nevada - 2.1%
Clark County School District, GO (Insured; Assured Guaranty Municipal Corp.) Ser. A	3.00	6/15/2025	1,300,000	1,312,539
Clark County School District, GO, Refunding, Ser. A	5.00	6/15/2026	2,400,000	2,583,442
				3,895,981
New Jersey - 3.5%
New Jersey, GO (COVID-19 Emergency Bonds) Ser. A	5.00	6/1/2025	2,000,000	2,103,496
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Ser. B	5.00	12/1/2025	850,000	886,245
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2024	2,500,000	2,542,120
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2023	1,040,000	1,042,430
				6,574,291
New Mexico - .9%
New Mexico Finance Authority, Revenue Bonds, Ser. A	5.00	6/15/2025	1,625,000	1,712,942
New York - 4.5%
New York City, GO, Refunding, Ser. A1	5.00	8/1/2025	2,000,000	2,120,430
New York City Housing Development Corp., Revenue Bonds (Insured; Federal Housing Administration) Ser. F2	0.60	7/1/2025	1,000,000	[a] 931,308
New York State Dormitory Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2025	1,450,000	1,534,650

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.5% (continued)
New York - 4.5% (continued)
New York Transportation Development Corp., Revenue Bonds (JFK International Air Terminal LLC)	5.00	12/1/2027	1,000,000	1,068,378
New York Transportation Development Corp., Revenue Bonds, Refunding (JFK International Air Terminal LLC)	5.00	12/1/2025	2,600,000	2,732,536
				8,387,302
North Carolina - 4.0%
North Carolina Medical Care Commission, Revenue Bonds (Caromont Health Obligated Group) Ser. B	5.00	2/1/2026	2,000,000	[a] 2,121,292
North Carolina Turnpike Authority, BAN	5.00	2/1/2024	2,500,000	2,544,456
The Charlotte-Mecklenburg Hospital Authority, Revenue Bonds (Atrium Health Obligated Group) Ser. B	5.00	12/2/2024	2,750,000	[a] 2,849,221
				7,514,969
Ohio - 4.3%
Miami University, Revenue Bonds, Refunding	5.00	9/1/2024	1,000,000	1,032,861
Ohio, Revenue Bonds, Ser. 2019-1	5.00	12/15/2024	1,500,000	1,561,450
Ohio, Revenue Bonds, Ser. A	5.00	6/1/2025	2,790,000	2,936,183
Sycamore Community School District, GO, Refunding	4.00	12/1/2024	2,415,000	2,476,158
				8,006,652
Oklahoma - .6%
Oklahoma Turnpike Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2025	1,000,000	1,039,831
Pennsylvania - 9.6%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (Allegheny Health Network Obligated Group) Ser. A	5.00	4/1/2024	2,000,000	2,042,748
Delaware River Joint Toll Bridge Commission, Revenue Bonds, Ser. A	5.00	7/1/2025	1,000,000	1,053,763
Pennsylvania, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. 1st	5.00	9/15/2025	3,000,000	3,184,792

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.5% (continued)
Pennsylvania - 9.6% (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds (Waste Management Project)	2.15	7/1/2024	2,500,000	[a] 2,440,613
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.25	7/15/2028	185,000	212,572
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.00	12/1/2025	1,000,000	1,059,655
Philadelphia, GO, Refunding, Ser. A	5.00	8/1/2024	2,000,000	2,061,647
Philadelphia, GO, Ser. A	5.00	5/1/2025	5,000,000	5,231,133
Philadelphia Gas Works, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	8/1/2025	500,000	526,156
				17,813,079
Rhode Island - .4%
Rhode Island Student Loan Authority, Revenue Bonds, Ser. A	5.00	12/1/2026	725,000	771,596
South Carolina - 2.5%
Piedmont Municipal Power Agency, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2027	3,000,000	3,224,806
South Carolina Public Service Authority, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2024	1,400,000	1,446,038
				4,670,844
Tennessee - 1.1%
Memphis-Shelby County Airport Authority, Revenue Bonds, Refunding, Ser. B	5.00	7/1/2025	2,000,000	2,069,433
Texas - 13.1%
Brazos Higher Education Authority Inc., Revenue Bonds, Ser. 1A	5.00	4/1/2025	685,000	706,375
Brazos Higher Education Authority Inc., Revenue Bonds, Ser. 1A	5.00	4/1/2024	600,000	609,462
Central Texas Regional Mobility Authority, BAN, Ser. F	5.00	1/1/2025	1,500,000	1,533,229
Houston Airport System, Revenue Bonds (United Airlines) Ser. C	5.00	7/15/2028	1,000,000	1,007,206
Houston Combined Utility System, Revenue Bonds, Refunding, Ser. C	5.00	5/15/2025	1,705,000	1,745,869
Lewisville Independent School District, GO, Refunding (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2025	1,000,000	1,055,909

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.5% (continued)
Texas - 13.1% (continued)
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.)	5.00	5/15/2024	1,475,000		1,513,141
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.) Ser. A	5.00	5/15/2024	1,040,000		1,066,893
Lower Colorado River Authority, Revenue Bonds, Refunding, Ser. B	5.00	5/15/2026	1,390,000		1,454,916
Lubbock Electric Light & Power System, Revenue Bonds, Refunding	5.00	4/15/2026	675,000		723,868
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. B	5.00	1/1/2025	2,500,000		2,603,924
Pflugerville Independent School District, GO (Insured; Permanent School Fund Guarantee Program) Ser. B	2.50	8/15/2023	3,500,000	[a]	3,493,570
Plano Independent School District, GO	5.00	2/15/2028	1,000,000		1,119,355
Tarrant County College District, GO	5.00	8/15/2027	1,165,000		1,294,121
Tarrant County College District, GO	5.00	8/15/2025	4,180,000		4,427,536
				24,355,374
U.S. Related - 1.1%
Puerto Rico, GO, Ser. A1	5.38	7/1/2025	2,000,000		2,032,081
Virginia - 3.4%
Hampton Roads Transportation Accountability Commission, BAN, Ser. A	5.00	7/1/2026	2,500,000		2,702,710
Roanoke Economic Development Authority, Revenue Bonds, Refunding (Carilion Clinic Obligated Group)	5.00	7/1/2024	1,000,000		1,027,937
Virginia Public School Authority, Revenue Bonds, Ser. VIII	5.00	4/15/2025	2,500,000		2,626,015
				6,356,662
Washington - 2.7%
Grant County Public Utility District No. 2, Revenue Bonds, Refunding, Ser. R	2.00	12/1/2025	2,000,000	[a]	1,934,341
Port of Seattle, Revenue Bonds	5.00	4/1/2024	2,000,000		2,034,482

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.5% (continued)
Washington - 2.7% (continued)
Washington Health Care Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. B1	5.00	8/1/2024	1,040,000	[a] 1,054,824
				5,023,647
Total Investments (cost $188,645,342)			98.5%	183,253,837
Cash and Receivables (Net)			1.5%	2,740,836
Net Assets			100.0%	185,994,673

a These securities have a put feature; the date shown represents the put date and the bond holder can take a specific action to retain the bond after the put date.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
General Obligation	17.9
Transportation	13.2
Medical	10.6
General	9.9
Airport	9.2
Development	8.0
School District	7.0
Power	6.3
Education	4.0
Water	3.3
Student Loan	2.6
Tobacco Settlement	2.4
Utilities	1.7
Prerefunded	1.2
Single Family Housing	.5
Multifamily Housing	.5
Housing	.2
98.5

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	BSBY	Bloomberg Short-Term Bank Yield Index
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EFFR	Effective Federal Funds Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-BILL	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	188,645,342	183,253,837
Cash		479,946
Interest receivable		2,435,287
Receivable for shares of Beneficial Interest subscribed		33,435
Prepaid expenses		40,408
		186,242,913
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		61,508
Payable for shares of Beneficial Interest redeemed		101,027
Other accrued expenses		85,705
		248,240
Net Assets ($)		185,994,673
Composition of Net Assets ($):
Paid-in capital		194,470,545
Total distributable earnings (loss)		(8,475,872)
Net Assets ($)		185,994,673

Net Asset Value Per Share	Class A	Class D	Class I	Class Y
Net Assets ($)	12,126,652	135,030,200	38,836,864	956.58
Shares Outstanding	966,172	10,759,987	3,093,961	76.45
Net Asset Value Per Share ($)	12.55	12.55	12.55	12.51

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended March 31, 2023

Investment Income ($):
Interest Income	2,659,547
Expenses:
Management fee—Note 3(a)	562,620
Service plan fees—Note 3(b)	149,012
Shareholder servicing costs—Note 3(c)	137,627
Professional fees	105,064
Registration fees	73,533
Prospectus and shareholders’ reports	16,756
Chief Compliance Officer fees—Note 3(c)	15,546
Trustees’ fees and expenses—Note 3(d)	14,866
Loan commitment fees—Note 2	5,049
Custodian fees—Note 3(c)	4,453
Miscellaneous	33,122
Total Expenses	1,117,648
Less—reduction in expenses due to undertaking—Note 3(a)	(93,186)
Less—reduction in fees due to earnings credits—Note 3(c)	(7,871)
Net Expenses	1,016,591
Net Investment Income	1,642,956
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,488,779)
Net change in unrealized appreciation (depreciation) on investments	1,841,962
Net Realized and Unrealized Gain (Loss) on Investments	(646,817)
Net Increase in Net Assets Resulting from Operations	996,139

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended March 31,
	2023	2022
Operations ($):
Net investment income	1,642,956	2,257,536
Net realized gain (loss) on investments	(2,488,779)	177,667
Net change in unrealized appreciation (depreciation) on investments	1,841,962	(11,957,370)
Net Increase (Decrease) in Net Assets Resulting from Operations	996,139	(9,522,167)
Distributions ($):
Distributions to shareholders:
Class A	(98,432)	(168,753)
Class D	(1,131,662)	(1,479,686)
Class I	(409,760)	(607,647)
Class Y	(99)	(143)
Total Distributions	(1,639,953)	(2,256,229)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	4,421,125	7,863,738
Class D	13,227,795	29,100,528
Class I	35,606,504	58,875,749
Distributions reinvested:
Class A	87,900	156,065
Class D	1,028,037	1,362,751
Class I	404,732	601,906
Class Y	80	135
Cost of shares redeemed:
Class A	(14,269,056)	(14,899,810)
Class D	(47,199,244)	(40,407,740)
Class I	(63,556,793)	(52,662,705)
Class Y	(14,515)	(11)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(70,263,435)	(10,009,394)
Total Increase (Decrease) in Net Assets	(70,907,249)	(21,787,790)
Net Assets ($):
Beginning of Period	256,901,922	278,689,712
End of Period	185,994,673	256,901,922

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended March 31,
	2023	2022
Capital Share Transactions (Shares):
Class A
Shares sold	355,505	603,243
Shares issued for distributions reinvested	7,054	11,982
Shares redeemed	(1,141,577)	(1,142,191)
Net Increase (Decrease) in Shares Outstanding	(779,018)	(526,966)
Class D
Shares sold	1,058,298	2,225,897
Shares issued for distributions reinvested	82,535	104,749
Shares redeemed	(3,785,506)	(3,111,914)
Net Increase (Decrease) in Shares Outstanding	(2,644,673)	(781,268)
Class I
Shares sold	2,855,499	4,510,118
Shares issued for distributions reinvested	32,481	46,302
Shares redeemed	(5,108,090)	(4,046,849)
Net Increase (Decrease) in Shares Outstanding	(2,220,110)	509,571
Class Y
Shares issued for distributions reinvested	6	11
Shares redeemed	(1,169)	(1)
Net Increase (Decrease) in Shares Outstanding	(1,163)	10

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended March 31,
Class A Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.55	13.11	12.91	12.91	12.79
Investment Operations:
Net investment income[a]	.08	.09	.13	.16	.15
Net realized and unrealized gain (loss) on investments	.00[b]	(.57)	.20	.01	.12
Total from Investment Operations	.08	(.48)	.33	.17	.27
Distributions:
Dividends from net investment income	(.08)	(.08)	(.13)	(.17)	(.15)
Net asset value, end of period	12.55	12.55	13.11	12.91	12.91
Total Return (%)[c]	.62	(3.65)	2.54	1.29	2.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.67	.67	.68	.66
Ratio of net expenses to average net assets	.64	.64	.64	.64	.64
Ratio of net investment income to average net assets	.61	.65	.97	1.27	1.19
Portfolio Turnover Rate	14.82	31.30	21.22	47.12	17.10
Net Assets, end of period ($ x 1,000)	12,127	21,910	29,784	30,087	19,457

a Based on average shares outstanding.

b Amount shown represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class D Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.55	13.11	12.91	12.91	12.78
Investment Operations:
Net investment income[a]	.09	.10	.15	.18	.17
Net realized and unrealized gain (loss) on investments	.01	(.56)	.20	.01	.13
Total from Investment Operations	.10	(.46)	.35	.19	.30
Distributions:
Dividends from net investment income	(.10)	(.10)	(.15)	(.19)	(.17)
Net asset value, end of period	12.55	12.55	13.11	12.91	12.91
Total Return (%)	.77	(3.51)	2.70	1.44	2.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.52	.53	.53	.53	.51
Ratio of net expenses to average net assets	.49	.49	.49	.49	.49
Ratio of net investment income to average net assets	.76	.79	1.12	1.43	1.36
Portfolio Turnover Rate	14.82	31.30	21.22	47.12	17.10
Net Assets, end of period ($ x 1,000)	135,030	168,256	185,909	182,713	198,508

a Based on average shares outstanding.

See notes to financial statements.

	Year Ended March 31,
Class I Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.56	13.11	12.91	12.91	12.79
Investment Operations:
Net investment income[a]	.11	.11	.16	.20	.18
Net realized and unrealized gain (loss) on investments	(.01)	(.54)	.20	-	.13
Total from Investment Operations	.10	(.43)	.36	.20	.31
Distributions:
Dividends from net investment income	(.11)	(.12)	(.16)	(.20)	(.19)
Net asset value, end of period	12.55	12.56	13.11	12.91	12.91
Total Return (%)	.79	(3.33)	2.79	1.54	2.41
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.47	.47	.49	.43
Ratio of net expenses to average net assets	.39	.39	.39	.39	.39
Ratio of net investment income to average net assets	.86	.87	1.22	1.53	1.44
Portfolio Turnover Rate	14.82	31.30	21.22	47.12	17.10
Net Assets, end of period ($ x 1,000)	38,837	66,721	62,981	69,664	70,043

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended March 31,
Class Y Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	12.52	13.07	12.88	12.87	12.79
Investment Operations:
Net investment income[a]	.11	.12	.16	.20	.19
Net realized and unrealized gain (loss) on investments	(.02)	(.55)	.19	.01	.08
Total from Investment Operations	.09	(.43)	.35	.21	.27
Distributions:
Dividends from net investment income	(.10)	(.12)	(.16)	(.20)	(.19)
Net asset value, end of period	12.51	12.52	13.07	12.88	12.87
Total Return (%)	.76	(3.35)	2.73	1.64	2.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.47	.75	.75	1.99	.65
Ratio of net expenses to average net assets	.39	.39	.39	.39	.39
Ratio of net investment income to average net assets	.85	.89	1.22	1.54	1.51
Portfolio Turnover Rate	14.82	31.30	21.22	47.12	17.10
Net Assets, end of period ($ x 1,000)	1	16	16	16	1

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Short Term Municipal Bond Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

The fund’s Board of Trustees (the “Board”) approved, effective June 30, 2022 (the “Effective Date”), a change in the fund’s name from“BNY Mellon Short-Intermediate Municipal Bond Fund” to “BNY Mellon Short Term Municipal Bond Fund.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $250,000 or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year and bear Shareholder Services Plan fees. Class D shares are sold at net asset value per share directly by the Adviser and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs and bear Service Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Service or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Service or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

As of March 31, 2023, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee, effective September 8, 2022, to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in municipal securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Municipal investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service is engaged under the general oversight of the Board. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	-	183,253,837	-	183,253,837

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Municipal Securities Risk: The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the fund invests may have an impact on the fund’s share price. As an example, elevated costs or shortfalls in revenue associated with the spread of the COVID-19 outbreak could affect the ability of municipal issuers to make payments on debt obligations when due. Any such credit impairment could adversely impact the value of their bonds, which could negatively impact the performance of the fund.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2023, the fund did not incur any interest or penalties.

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended March 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $271,306, accumulated capital losses $3,355,874 and unrealized depreciation $5,390,816.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to March 31, 2023. The fund has $705,221 of short-term capital losses and $2,650,653 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2023 and March 31, 2022 were as follows: tax-exempt income $1,639,953 and $2,256,229, respectively.

(f) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from

December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines. As of March 31, 2023, management believes these accounting standards have no impact on the fund and does not have any concerns of adopting the regulations by FASB Sunset Date.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. As of the Effective Date, the management agreement between the fund and the Adviser was amended to reflect a reduction in the management fee payable by the fund to the Adviser from an annual rate of .30% to an annual rate of .25% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 1, 2022 through August 1, 2023, to waive receipt of its fees and/or assume the direct expenses of the fund so that

NOTES TO FINANCIAL STATEMENTS (continued)

the direct expenses of none of the fund’s share classes (excluding Rule 12b-1 Service Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .39% of the value of the fund’s average daily net assets. On or after August 1, 2023, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $93,186 during the period ended March 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .12% of the value of the fund’s average daily net assets. As of the Effective Date, the sub-investment advisory agreement between the Adviser and the Sub-Adviser was amended to reduce the sub-advisory fee payable by the Adviser to the Sub-Adviser from an annual rate of .144% to an annual rate of .12% of the value of the fund’s average daily net assets.

During the period ended March 31, 2023, the Distributor retained $288 from commissions earned on sales of the fund’s Class A shares and $3,143 from CDSC fees on redemptions of the fund’s Class A shares.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .10% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of shares owned by shareholders with whom the Service Agent has a servicing relationship or for whom the Service Agent is the dealer or holder of record and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, Class D shares bear (i) the costs of preparing, printing and distributing prospectuses and statements of additional information used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended March 31, 2023, Class D shares were charged $149,012 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2023, Class A shares were charged $40,810, pursuant to the Shareholder Services Plan.

The fund has arrangements with BNY Mellon Transfer, Inc., (the “Transfer Agent”) and The Bank of New York Mellon (the “Custodian”), both a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent and Custodian fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, and custody net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2023, the fund was charged $35,947 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $7,173.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2023, the fund was charged $4,453 pursuant to the custody agreement. These fees were partially offset by earnings credits of $698.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended March 31, 2023, the fund was charged $1,937 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended March 31, 2023, the fund was charged $15,546 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $39,489, Service Plan fees of $11,439, Shareholder Services Plan fees

NOTES TO FINANCIAL STATEMENTS (continued)

of $2,629, Custodian fees of $3,308, Chief Compliance Officer fees of $3,859 and Transfer Agent fees of $6,311, which are offset against expense reimbursement currently in effect in the amount of $5,527.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2023, amounted to $30,948,473 and $94,197,496, respectively.

At March 31, 2023, the cost of investments for federal income tax purposes was $188,644,653; accordingly, accumulated net unrealized depreciation on investments was $5,390,816, consisting of $144,730 gross unrealized appreciation and $5,535,546 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Short Term Municipal Bond Fund (formerly, BNY Mellon Short-Intermediate Municipal Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Short Term Municipal Bond Fund (the “Fund”) (formerly, BNY Mellon Short-Intermediate Municipal Bond Fund), including the statement of investments, as of March 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at March 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
May 23, 2023

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended March 31, 2023 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2023 calendar year on Form 1099-DIV which will be mailed in early 2024.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (79)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-2023)

No. of Portfolios for which Board Member Serves: 88

———————

Francine J. Bovich (71)

Board Member (2015)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 49

———————

J. Charles Cardona (67)

Board Member (2014)

Principal Occupation During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Trustee (2020-Present)

• BNY Mellon Liquidity Funds, Director (2004-Present) and Chairman (2019-2021)

No. of Portfolios for which Board Member Serves: 37

———————

Andrew J. Donohue (72)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP, a law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Isabel P. Dunst (76)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Hogan Lovells LLP, a law firm, Retired (2019-Present); Senior Counsel (2018-2019); Of Counsel (2015-2018)

• Hebrew Union College Jewish Institute of Religion, Member of the Board of Governors (2015-Present)

• Bend the ARC, a civil rights organization, Board Member (2016-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Nathan Leventhal (80)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 29

———————

Robin A. Melvin (59)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Westover School, a private girls' boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014-2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Roslyn M. Watson (73)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company. Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 42

———————

Benaree Pratt Wiley (76)

Board Member (2009)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 59

———————

Tamara Belinfanti (47)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• New York Law School, Lester Martin Professor of Law (2009-Present)

No. of Portfolios for which Advisory Board Member Serves: 22

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 39

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; and Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 64 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021, Counsel of BNY Mellon from August 2018 to December 2021; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel of BNY Mellon from December 2017 to September 2021; and Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 47 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; and Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of the Adviser since June 2019.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Counsel of BNY Mellon since June 2022; Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 51 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 37 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Vice President and Head of Product Development of North America Product, BNY Mellon Investment Management since January 2018; Co-Head of Product Management, Development & Oversight of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022, Head of Product Management of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Research and Analytics of North America Product, BNY Mellon Investment Management from January 2010 to January 2018; and Senior Vice President of North America Product, BNY Mellon Investment Management since 2010. He is an officer of 53 investment companies (comprised of 103 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 123 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 108 portfolios) managed by the Adviser. He is 65 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 54 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Short Term Municipal Bond Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor

New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DMBAX Class D: DSIBX Class I: DIMIX Class Y: DMYBX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6219AR0323

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that J. Charles Cardona, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Cardona is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $36,204 in 2022 and $36,928 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,143 in 2022 and $10,241 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2022 and $3,342 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2022 and $8,158 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $601 in 2022 and $594 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $2,674,559 in 2022 and $1,685,164 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Short Term Municipal Bond Fund

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 22, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: May 22, 2023

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: May 22, 2023

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)